                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                       Date of Report: September 12, 1996



                            HELMERICH & PAYNE, INC.
- --------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



    Delaware                           1-4221                      73-0679879
- --------------------------------------------------------------------------------
(State or other                     (Commission File            (I.R.S. Employer
jurisdiction of                         Number)                  Identification
incorporation)                                                      Number)


Utica at Twenty-first Street, Tulsa, Oklahoma                        74114
- --------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)


                                  (918) 742-5531
- --------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)


                                      N/A
- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On August 23, 1996, Helmerich & Payne, Inc., a Delaware corporation ("Registrant"), Natural Gas Odorizing, Inc., an Oklahoma corporation ("NGO"), Occidental Petroleum Corporation, a Delaware corporation ("Buyer"), and OPC Acquisition Corp., an Oklahoma corporation ("OPC"), entered into an Agreement and Plan of Merger ("Agreement") pursuant to which Buyer agreed to purchase all of Registrant's chemical odorant business located in Baytown, Texas (the "Business") pursuant to a tax-free merger between Registrant's wholly-owned subsidiary NGO and Buyer's wholly-owned subsidiary OPC. NGO is a producer and marketer of mercaptan-based products used primarily as warning odorants in natural gas and liquified petroleum gas. NGO also produces related products used as feed stocks and sulfiding agents in other segments of the chemical industry.

         On August 30, 1996 ("Closing"), the sale of the Business was consummated such that OPC was merged with and into NGO with NGO being the surviving corporation. In consideration of such disposition, Registrant received 2,018,928 shares of Buyer's common stock which equaled approximately $48 million as of Closing. The number of shares received by Registrant was calculated based upon a formula such that each share of NGO common stock (being 500 shares at Closing) would be converted into that number of shares of Buyer's common stock which equaled the quotient obtained by dividing $96,000 by the Closing Stock Price as defined in the Agreement. The Agreement contains no provision for any post-closing adjustments to the purchase price. Except as specifically provided in the Agreement, NGO generally retained all liabilities of the Business regardless of whether such liabilities arose before, on and after Closing.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired.

             Not Applicable.

         (b) Pro Forma Financial Information

         The following unaudited pro forma condensed consolidated financial statements are filed with this report:

             Pro Forma Condensed Consolidated Statement of Income
             for the Year Ended September 30, 1993  . . . . . . . . . Page F-1

             Pro Forma Condensed Consolidated Statement of Income
             for the Year Ended September 30, 1994  . . . . . . . . . Page F-2

             Pro Forma Condensed Consolidated Statement of Income
             for the Year Ended September 30, 1995  . . . . . . . . . Page F-3

             Pro Forma Condensed Consolidated Statement of Income
             for the Nine Months Ended June 30, 1996  . . . . . . . . Page F-4

             Pro Forma Condensed Consolidated Balance Sheet at
             June 30, 1996  . . . . . . . . . . . . . . . . . . . . . Page F-5

         The Pro Forma Condensed Consolidated Balance Sheet of Registrant as of June 30, 1996, reflects the financial position of Registrant after giving effect to the disposition of Registrant's chemical odorant Business discussed in Item 2 and assumes the disposition took place on June 30, 1996. The Pro Forma Condensed Consolidated Statements of Income for the fiscal years ended September 30, 1993, 1994 and 1995, and the nine months ended June 30, 1996, assume that the disposition occurred at the beginning of each respective period, and are based on the operations of Registrant for the years ended September 30, 1993, 1994 and 1995, and the nine months ended June 30, 1996.
The Pro Forma Condensed Consolidated Balance Sheet also reflects the receipt by Registrant of 2,018,928 shares of Buyer's common stock pursuant to the transaction referred to in Item 2.

         The unaudited pro forma condensed consolidated financial statements have been prepared by Registrant based upon assumptions deemed proper by Registrant. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of Registrant, or the financial position or results of operations of Registrant that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that Registrant's financial statements will reflect the disposition only from the Closing date of August 30, 1996.

         The unaudited pro forma condensed consolidated financial statements should be read in conjunction with historical financial statements and related notes of Registrant.

         (c) Exhibits.

   NO.                            DESCRIPTION
   ---                            -----------
    2       Agreement and Plan of Merger among Helmerich & Payne, Inc., Natural
            Gas Odorizing, Inc., OPC Acquisition Corp., and Occidental Petroleum
            Corporation dated August 23, 1996.

Registrant has omitted from this Form 8-K all Schedules (Schedules 1-A - 7.4) attached to the Agreement and Plan of Merger. These Schedules are identified on page vi of the Agreement and Plan of Merger. Registrant will furnish the Commission with a copy of any of the omitted Schedules upon request.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           HELMERICH & PAYNE, INC.
                                               (Registrant)



                                           By:   /s/ Steven R. Mackey
                                                ------------------------------

                                                Name:    Steven R. Mackey
                                                Title:   Vice President,
                                                         Secretary and General
                                                         Counsel


Dated:   September 12, 1996

                       PRO FORMA FINANCIAL INFORMATION


                  HELMERICH & PAYNE, INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                    FOR THE YEAR ENDED SEPTEMBER 30, 1993
                                 (UNAUDITED)
         (DOLLARS AND SHARES IN THOUSANDS EXCEPT PER SHARE AMOUNTS)



                                                                      ADJUSTMENTS
                                                             --------------------------------
                                                  HISTORICAL         NGO (A)        PRO FORMA     PRO FORMA
                                              ---------------------------------------------------------------
REVENUES
  Sales and other operating revenues                $306,047         $14,374                        $291,673
  Income from investments                              9,050                                           9,050
                                              ---------------------------------------------------------------
                                                     315,097          14,374               0         300,723
                                              ---------------------------------------------------------------


COSTS AND EXPENSES
  Operating costs                                    194,856           9,696                         185,160
  Depreciation, depletion and amortization            48,609             594                          48,015
  Dry holes and abandonments                           6,893               0                           6,893
  Taxes, other than income taxes                      13,763             419                          13,344
  General and administrative                           6,820                                           6,820
  Interest                                               925                                             925
                                              ---------------------------------------------------------------
                                                     271,866          10,709                         261,157
                                              ---------------------------------------------------------------

 Income before income taxes and equity
   in income of affiliate                             43,231           3,665                          39,566

Income tax expense                                    18,279           1,259                          17,020
Equity in income(loss) of affiliate
    net of income taxes                                 (402)                                           (402)

                                              ===============================================================
NET INCOME                                           $24,550          $2,406              $0         $22,144
                                              ===============================================================
                                              ===============================================================

- -------------------------------------------------------------------------------------------------------------

Average shares outstanding                            24,307                                          24,307

NET INCOME PER SHARE                                   $1.01           $0.10                           $0.91

- -------------------------------------------------------------------------------------------------------------

(a) To eliminate the results of operations of NGO for the entire period.

                        PRO FORMA FINANCIAL INFORMATION


                    HELMERICH & PAYNE, INC. AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                     FOR THE YEAR ENDED SEPTEMBER 30, 1994
                                  (UNAUDITED)
           (DOLLARS AND SHARES IN THOUSANDS EXCEPT PER SHARE AMOUNTS)



                                                                                    ADJUSTMENTS
                                                                           --------------------------------
                                                                HISTORICAL         NGO (A)        PRO FORMA    PRO FORMA
                                                            --------------------------------------------------------------
REVENUES
  Sales and other operating revenues                              $322,698         $18,849                       $303,849
  Income from investments                                            6,303                                          6,303
                                                            --------------------------------------------------------------
                                                                   329,001          18,849               0        310,152
                                                            --------------------------------------------------------------


COSTS AND EXPENSES
  Operating costs                                                  213,427          11,790                        201,637
  Depreciation, depletion and amortization                          50,068             654                         49,414
  Dry holes and abandonments                                        10,369                                         10,369
  Taxes, other than income taxes                                    15,545             411                         15,134
  General and administrative                                         8,908                                          8,908
  Interest                                                             385                                            385
                                                            --------------------------------------------------------------
                                                                   298,702          12,855                        285,847
                                                            --------------------------------------------------------------

Income before income taxes, equity in income of
   of affiliate and cumulative effect of change in
   accounting principle                                             30,299           5,994                         24,305

Income tax expense                                                  10,232           2,131                          8,101
Equity in income of affiliate
    net of income taxes                                                904                                            904

Net Income Before Cumulative Effect of Change in            ==============================================================
    Accounting Principle.                                          $20,971          $3,863              $0        $17,108
                                                            ==============================================================
                                                            ==============================================================

- --------------------------------------------------------------------------------------------------------------------------

Average shares outstanding                                          24,416                                         24,416

Net Income Per Share Before Cumulative Effect of Change
   in Accounting Principle                                           $0.86           $0.16                          $0.70

- --------------------------------------------------------------------------------------------------------------------------

(a) To eliminate the results of operations of NGO for the entire period.

                        PRO FORMA FINANCIAL INFORMATION


                    HELMERICH & PAYNE, INC. AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                     FOR THE YEAR ENDED SEPTEMBER 30, 1995
                                  (UNAUDITED)
           (DOLLARS AND SHARES IN THOUSANDS EXCEPT PER SHARE AMOUNTS)



                                                                       ADJUSTMENTS
                                                              --------------------------------
                                                   HISTORICAL         NGO (A)        PRO FORMA     PRO FORMA
                                               ---------------------------------------------------------------
REVENUES
  Sales and other operating revenues                 $314,930         $19,055                        $295,875
  Income from investments                              10,846                                          10,846
                                               ---------------------------------------------------------------
                                                      325,776          19,055               0         306,721
                                               ---------------------------------------------------------------


COSTS AND EXPENSES
  Operating costs                                     200,240          11,743                         188,497
  Depreciation, depletion and amortization             77,115             672                          76,443
  Dry holes and abandonments                           10,096               1                          10,095
  Taxes, other than income taxes                       15,408             418                          14,990
  General and administrative                            8,801                                           8,801
  Interest                                                407                                             407
                                               ---------------------------------------------------------------
                                                      312,067          12,834                         299,233
                                               ---------------------------------------------------------------

Income before income taxes and equity
   in income of affiliate                              13,709           6,221                           7,488

Income tax expense                                      5,044           2,258                           2,786
Equity in income of affiliate
    net of income taxes                                 1,086                                           1,086

                                               ===============================================================
NET INCOME                                             $9,751          $3,963              $0          $5,788
                                               ===============================================================
                                               ===============================================================

- --------------------------------------------------------------------------------------------------------------

Average shares outstanding                             24,536                                          24,536

NET INCOME PER SHARE                                    $0.40           $0.16                           $0.24

- --------------------------------------------------------------------------------------------------------------

(a) To eliminate the results of operations of NGO for the entire period.

                        PRO FORMA FINANCIAL INFORMATION


                    HELMERICH & PAYNE, INC. AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                    FOR THE NINE MONTHS ENDED JUNE 30, 1996
                                  (UNAUDITED)
           (DOLLARS AND SHARES IN THOUSANDS EXCEPT PER SHARE AMOUNTS)



                                                                       ADJUSTMENTS
                                                              --------------------------------
                                                   HISTORICAL         NGO (A)        PRO FORMA     PRO FORMA
                                               ---------------------------------------------------------------
REVENUES
  Sales and other operating revenues                 $297,408         $16,535                        $280,873
  Income from investments                               4,125                                           4,125
                                               ---------------------------------------------------------------
                                                      301,533          16,535               0         284,998
                                               ---------------------------------------------------------------


COSTS AND EXPENSES
  Operating costs                                     175,016          10,038                         164,978
  Depreciation, depletion and amortization             42,728             600                          42,128
  Dry holes and abandonments                            6,555                                           6,555
  Taxes, other than income taxes                       13,617             404                          13,213
  General and administrative                            6,970                                           6,970
  Interest                                                390                                             390
                                               ---------------------------------------------------------------
                                                      245,276          11,042                         234,234
                                               ---------------------------------------------------------------

Income before income taxes and equity
   in income of affiliate                              56,257           5,493                          50,764

Income tax expense                                     21,672           2,135                          19,537
Equity in income of affiliate
    net of income taxes                                   693                                             693

                                               ===============================================================
NET INCOME                                            $35,278          $3,358              $0         $31,920
                                               ===============================================================
                                               ===============================================================

- --------------------------------------------------------------------------------------------------------------

Average shares outstanding                             24,666                                          24,666

NET INCOME PER SHARE                                    $1.43           $0.14                           $1.29

- --------------------------------------------------------------------------------------------------------------

(a) To eliminate the results of operations of NGO for the entire period.

                        PRO FORMA FINANCIAL INFORMATION


                    HELMERICH & PAYNE, INC. AND SUBSIDIARIES
        PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AT JUNE 30, 1996
                                  (UNAUDITED)



                                                                              ADJUSTMENTS
                                                                     --------------------------------
                                                          HISTORICAL         NGO (A)        PRO FORMA (B)  PRO FORMA
                                                      ---------------------------------------------------------------
                                                                           (Dollars in thousands)
ASSETS
CURRENT ASSETS
   Cash and cash equivalents                                 $16,286            $727                         $15,559
   Short-term investments                                      1,005              --                           1,005
   Accounts receivable                                        75,596           2,919                          72,677
   Inventories                                                20,784           1,944                          18,840
   Other current assets                                        5,094              69                           5,025
                                                      ---------------------------------------------------------------
       TOTAL CURRENT ASSETS                                  118,765           5,659               0         113,106
                                                      ---------------------------------------------------------------

Investments                                                  178,528              --          48,000         226,528

Property, Plant and Equipment                              1,073,498          15,289                       1,058,209
Accumulated depreciation and amortization                    612,622           9,048                         603,574
                                                      ---------------------------------------------------------------
   Net Property, Plant and Equipment                         460,876           6,241               0         454,635
                                                      ---------------------------------------------------------------

Other Assets                                                  14,402              60                          14,342

                                                      ===============================================================
       TOTAL ASSETS                                         $772,571         $11,960         $48,000        $808,611
                                                      ===============================================================
                                                      ===============================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
   Accounts payable                                          $26,718          $1,357                         $25,361
   Accrued liabilities                                        23,746             879           1,119          23,986
   Income taxes payable                                       10,454             245             228          10,437
   Notes payable                                               6,000              --                           6,000
                                                      ---------------------------------------------------------------
       TOTAL CURRENT LIABILITIES                              66,918           2,481           1,347          65,784
                                                      ---------------------------------------------------------------

NONCURRENT LIABILITIES
   Deferred income taxes                                      80,669             134          14,520          95,055
   Other                                                      15,566             958                          14,608
                                                      ---------------------------------------------------------------
       TOTAL NONCURRENT LIABILITIES                           96,235           1,092          14,520         109,663
                                                      ---------------------------------------------------------------

       TOTAL SHAREHOLDERS' EQUITY                            609,418           8,387          32,133         633,164
                                                      ===============================================================
       TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           $772,571         $11,960         $48,000        $808,611
                                                      ===============================================================
                                                      ===============================================================


- ---------------------------------------------------------------------------------------------------------------------

(a) To eliminate the assets and liabilities included in the balance sheet of the Company's wholly owned subsidiary Natural Gas Odorizing, Inc. (NGO") as of June 30, 1996.

(b) To reflect the value of 2,018,928 shares of Occidental Petroleum common stock received from the sale of NGO, and the transaction costs and income tax liabilities related to the transaction.

                               INDEX TO EXHIBITS



Exhibit No.    Exhibit                                              Page
- -----------    -------                                              ----
    2          Agreement and Plan of Merger among Helmerich &
               Payne, Inc., Natural Gas Odorizing, Inc., OPC
               Acquisition Corp., and Occidental Petroleum
               Corporation dated August 23, 1996.